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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                     -----


                                   FORM 8-K

                                CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15 (d)

                    OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported) June 17, 1996


                          UCFC Acceptance Corporation
            (Exact name of registrant as specified in its charter)


         Louisiana                   33-77966            72-123-5336
(State or other jurisdiction of     (Commission         (IRS Employer
 incorporation)                      File Number)        ID Number)


4041 Essen Lane, Baton Rouge, Louisiana                70809
(Address of principal executive offices)              (Zip Code)

Registrant's Telephone Number,
 including area code:                             (504) 924-6007


                                      N/A
         (Former name or former address, if changed since last report)



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Item 5.  Other Events

Filing of Computational Materials, Certificate Insurer Financial
Statements and Consent of Independent Accountants.*

         Pursuant to Rule 424(b) under the Securities Act of 1933, UCFC Acceptance Corporation (the "Depositor") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Home Equity Loan Pass-Through Certificates, Series 1996-B1 and 1996-B2.

         In connection with the offering of the Home Equity Loan Pass-Through Certificates, Series 1996-B1 and 1996-B2, Prudential Securities Incorporated, CS First Boston Corporation and Salomon Brothers Inc, the underwriters of the Offered Certificates (the "Underwriters"), have prepared certain materials (the "Computational Materials") for distribution to their potential investors. Although the Depositor provided the Underwriters with certain information regarding the characteristics of the Home Equity Loans in the related portfolio, it did not participate in the preparation of the Computational Materials. The Computational Materials are attached hereto as Exhibit 99.3.

         Exhibits 99.1 and 99.2 are the audited and unaudited financial statements of Financial Guaranty Insurance Company, insurer of the Offered Certificates (the "Certificate Insurer").

         Also included for filing as Exhibit 23.1 attached hereto is the Consent of KPMG Peat Marwick, L.L.P., independent certified public accountants for the Certificate Insurer.

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*        Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated June 17, 1996, and Prospectus Supplement dated June 17, 1996, of UCFC Acceptance Corporation, relating to its Home Equity Loan Pass-Through Certificates, Series 1996-B1 and 1996-B2.

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         23.1. Consent of KPMG Peat Marwick LLP with respect to the inclusion of the financial statements of Financial Guaranty Insurance Company as of December 31, 1995 and 1994 and for each of the years in the three-year period ended
                           December 31, 1995.


         99.1              Financial Guaranty Insurance Company
                           December 31, 1995 and 1994 financial statements.

         99.2              Financial Guaranty Insurance Company
                           March 31, 1996 and 1995 financial statements.

         99.3              Computational Materials.



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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       UCFC ACCEPTANCE CORPORATION


                                       By: /s/ H.C. McCall, III
                                           ---------------------------
                                           Name: H. C. McCall, III
                                           Title: President

Dated:  March 19, 1996

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                                 EXHIBIT INDEX

Exhibit                                                                  Page
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23.1.             Consent of KPMG Peat Marwick LLP with respect to the
                  inclusion of the financial statements of Financial
                  Guaranty Insurance Company, as of December 31, 1995 and 1994 and for each of the years in the three-year period ended December 31, 1995.

99.1              Financial Guaranty Insurance Company
                  December 31, 1995 and 1994 financial
                  statements.

99.2              Financial Guaranty Insurance Company
                  March 31, 1996 and 1995 financial
                  statements.

99.3              Computational Materials.


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